Exhibit 10.1

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Second Amended and Restated Credit Agreement (this “Third Amendment”) is made as of April 27, 2015, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), GLOBAL ENERGY MARKETING II LLC, a Delaware limited liability company (“GEM II”), GLOBAL CNG LLC, a Delaware limited liability company (“CNG”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”), CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company (“Cascade”) and WARREN EQUITIES, INC., a Delaware corporation (“Warren” and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, GEM II, CNG, Alliance and Cascade, the “Borrowers” and each individually, a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Second Amended and Restated Credit Agreement dated as of December 16, 2013 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, Swing Line Lender, the L/C Issuer, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and RBS Citizens NA and Societe Generale, as Co-Documentation Agents.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the MLP has entered into that certain Sale and Purchase Agreement dated as of April 9, 2015 (as amended from time to time, the “Capitol Purchase Agreement”) by and between Liberty Petroleum Realty, LLC, a Delaware limited liability company (“Liberty”), East River Petroleum Realty, LLC, a Delaware limited liability company (“East River”), Big Apple Petroleum Realty, LLC, a Delaware limited liability company (“Big Apple”), Anacostia Realty, LLC, a Delaware limited liability company (“Anacostia”), Mount Vernon Petroleum Realty, LLC, a Delaware limited liability company (“Mount Vernon”), DAG Realty, LLC, a Delaware limited liability company (“DAG”), White Oak Petroleum, LLC, a Delaware limited liability company (“White Oak” and, collectively with Liberty, East River, Big Apple, Anacostia, Mount Vernon and DAG, the “Capitol Sellers” and each, a “Capitol Seller”) and MLP, whereby the Loan Parties are contemplating having one or more Loan Parties acquire two retail gas station portfolios from the Capitol Sellers for an aggregate purchase price of approximately $156,000,000 consisting of (a) a number of sites that are primarily located in the Washington, D.C. area (such portfolio being referred to as “Project Oak”) and (b) a number of sites located in the metropolitan New York area (such portfolio being referred to as “Project Monument”) (the transaction described in this WHEREAS clause being hereinafter referred to as the “Proposed Capitol Transaction”);

WHEREAS, in connection with the Proposed Capitol Transaction, the Loan Parties contemplate that one or more Loan Parties (a) will be the fee owner of a number of sites, (b) will enter into individual leases with various landlords for other sites, (c) will be a party to a unitary lease with Gty MD Leasing, Inc. (“Getty MD”) for certain of the sites associated with Project Oak (as such lease may be amended from time to time, the “Project Oak Unitary Lease”) and (d) will be a party to a unitary lease with Gty-CPG (QNS/BX) Leasing, Inc. (“Getty NY” and, collectively with Getty MD, “Getty”) for certain of the sites associated with Project Monument (as such lease may be amended from time to time, the “Project Monument Unitary Lease”);

WHEREAS, in connection with the Loan Parties performing certain diligence with respect to the Proposed Capitol Transaction, including lease accounting due diligence, the Loan Parties understand that the underlying assets that are the subject of each of the Project Oak Unitary Lease and the Project Monument Unitary Lease were originally assets of the Capitol Sellers and were included in what were supposed to be two separate sale-leaseback transactions between certain of the Capitol Sellers and Getty, but, under GAAP, the Capitol Sellers failed to meet the criteria necessary for sale accounting and as such the two transactions were “failed” sales for purposes of GAAP; and

WHEREAS, the Loan Parties have informed the Administrative Agent and the Lenders that due to GAAP accounting rules, GAAP requires that Capitol Sellers’ classification of their lease agreements must be carried over to the applicable Loan Parties as the entity acquiring such leases and, as such, the applicable Loan Parties will not be able to treat the Project Oak Unitary Lease and the Project Monument Unitary Lease as operating leases; and

WHEREAS, the Loan Parties have requested that, among other things, the Administrative Agent and the Lenders agree that, notwithstanding the treatment of the Project Oak Unitary Lease and the Project Monument Unitary Lease under GAAP, that, for purposes of the Credit Agreement, the Borrowers be permitted to treat such leases as operating leases;

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§2.  Amendment to Section 1 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Capitalized Leases”, “Combined EBITDA”, “Combined Funded Debt”, and “Combined Total Interest Expense”, in their entirety and restating each such definition as follows:

“Capitalized Leases” means leases under which any Loan Party is the lessee or obligor, the discounted future rental payment obligations under which are customarily required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP, provided, that, notwithstanding the foregoing, for purposes of calculating Combined EBITDA under this Agreement, the Project Monument Unitary Lease, the Project Oak Unitary Lease and any Future Failed Accounting Lease shall be treated as operating leases, regardless of their treatment or classification under GAAP.

“Combined EBITDA” means for any period, for each applicable Loan Party and its Subsidiaries on a combined basis, an amount equal to Combined Net Income for such period plus (a) the following to the extent deducted in calculating such Combined Net Income: (i) Combined Total Interest Expense for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such applicable Loan Party and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the applicable Loan Parties and their Subsidiaries reducing such Combined Net Income which do not represent a cash item in such period or any future period, (v) any equity losses in respect of unconsolidated affiliates; and (vi) without duplication, cash distributions received by any Loan Party from joint ventures (including, without limitation, any Non-Wholly Owned JV) and minus (b) the following to the extent included in calculating such Combined Net Income: (i) Federal, state, local and foreign income tax credits of the applicable Loan Parties and their Subsidiaries for such period, (ii) all nonrecurring non-cash items increasing Combined Net Income for such period and (iii) any equity earnings in respect of unconsolidated affiliates, provided, however, notwithstanding anything to the contrary contained herein, any gains or losses from any Dispositions shall be excluded from the calculation of Combined EBITDA.  For purposes of calculating Combined EBITDA for purposes of calculating the Combined Interest Coverage Ratio, the Combined Total Leverage Ratio or the Combined Senior Secured Leverage Ratio for any period in which (1) a Permitted Acquisition other than the Warren Acquisition has occurred, Combined EBITDA shall be adjusted in a manner which is satisfactory to the Administrative Agent in all respects to give effect to the consummation of such Permitted Acquisition, on a pro forma basis as if such Permitted Acquisition had occurred on the first date of the test period; and (2) the Warren Acquisition has occurred, Combined EBITDA shall be adjusted in a manner which is satisfactory to the Administrative Agent in all respects, after consultation with the Lenders, to give effect to the consummation of the Warren Acquisition, on a pro forma basis as if the Warren Acquisition had occurred on the first date of the test period, including until twelve (12) full fiscal months have elapsed from the Warren Acquisition Closing Date by calculating the EBITDA attributable to Warren for each monthly period included in the test period that occurred prior to the Warren Acquisition Closing Date by reference to a monthly EBITDA amount and, provided, further, that notwithstanding anything to the contrary contained herein, for purposes of this Agreement, the Project Monument Unitary Lease, the Project Oak Unitary Lease and any Future Failed Accounting Lease shall be treated as operating leases, notwithstanding their treatment or classification under GAAP, and any increases in Combined EBITDA as a result of the actual GAAP treatment of such leases as something other than an operating lease shall be disregarded for purposes of this Agreement.

“Combined Funded Debt” means as of any date of determination, for the Loan Parties and their Subsidiaries on a combined basis, the sum of, without duplication, (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder other than the outstanding amount of the WC Loans and the L/C Obligations) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial but excluding any L/C Obligations), bankers’ acceptances, bank guaranties, surety bonds (but only to the extent the indemnity or other payment obligation thereunder has actually arisen and is due and payable by the Loan Parties and/or their Subsidiaries) and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations and any other liability reflected on a Loan Party’s balance sheet with respect to a lease, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Loan Parties or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which any Loan Party or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to such Loan Party or such Subsidiary, provided, that, notwithstanding the foregoing, for purposes of determining Combined Funded Debt under this Agreement, the Project Monument Unitary Lease, the Project Oak Unitary Lease and any Future Failed Accounting Lease shall be treated as operating leases, notwithstanding their treatment or classification under GAAP, and shall not be treated as a Capitalized Lease.

“Combined Total Interest Expense” means, for any period, for the applicable Loan Parties and their Subsidiaries on a combined basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the applicable Loan Parties and their Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the applicable Loan Parties and their Subsidiaries with respect to such period under Capitalized Leases that is treated as interest in accordance with GAAP, provided, that, notwithstanding the foregoing, for purposes of determining Combined Total Interest Expense under this Agreement, the Project Monument Unitary Lease, the Project Oak Unitary Lease and any Future Failed Accounting Lease shall be treated as operating leases, notwithstanding their treatment or classification under GAAP, and shall not be treated as a Capitalized Lease.  For purposes of calculating Combined Total Interest Expense for purposes of calculating the

Combined Senior Secured Leverage Ratio and the Combined Total Leverage Ratio for any period in which a Permitted Acquisition has occurred, Combined Total Interest Expense shall be adjusted in a manner which is satisfactory to the Administrative Agent in all respects to give effect to the consummation of such Permitted Acquisition on a pro forma basis as if such Permitted Acquisition had occurred on the first date of the test period.

(b)                                 The definition of “Change of Control” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the following words which appear in clause (b) of such definition:  “(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors)”.

(c)                                  The definition of “Indebtedness” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (f) of such definition and restating such clause (f) as follows:

(f) Capitalized Leases and Synthetic Lease Obligations, provided, however, for purposes of this Agreement, the Project Monument Unitary Lease, the Project Oak Unitary Lease and any Future Failed Accounting Lease shall be treated as operating leases, notwithstanding their treatment or classification under GAAP, and shall not be treated as a Capitalized Lease.

(d)                                 Section 1.01 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

“Assumed Sale/Leaseback Transaction” means one or more leases purchased or assumed by a Loan Party in a Permitted Acquisition in which the applicable lease was the subject of a transaction pursuant to which an unaffiliated Person sells or transfers any property owned by it in order then or thereafter to lease such property that such Person intends to use for its business.

“Capitol Sellers” means, collectively, Liberty Petroleum Realty, LLC, a Delaware limited liability company, East River Petroleum Realty, LLC, a Delaware limited liability company, Big Apple Petroleum Realty, LLC, a Delaware limited liability company, Anacostia Realty, LLC, a Delaware limited liability company, Mount Vernon Petroleum Realty, LLC, a Delaware limited liability company, DAG Realty, LLC, a Delaware limited liability company, and White Oak Petroleum, LLC, a Delaware limited liability company.  Each entity individually is referred to as a “Capitol Seller”.

“Capitol Acquisition” means the acquisition by one or more Loan Parties of two retail gas station portfolios from the Capitol Sellers for an aggregate purchase price of approximately $156,000,000 consisting of (a) a number of sites that are primarily located in the Washington, D.C. area (such portfolio being referred to as “Project Oak”) and (b) a number of sites located in the metropolitan New York area (such portfolio being referred to as “Project Monument”).

“Capitol Acquisition Closing Date” means the date on which the Capitol Acquisition is consummated.

“Future Failed Accounting” means either a Sale/Leaseback Transaction or an Assumed Sale/Leaseback Transaction entered into after the Third Amendment Effective Date which, in accordance with GAAP, fails (or, in the case of an Assumed Sale/Leaseback Transaction, at the time of such transaction, failed) to meet the criteria necessary to achieve sale accounting and is considered a “failed” sale for purposes of, and in accordance with, GAAP.

“Future Failed Accounting Lease” means any lease entered into after the Third Amendment Effective Date that (a) the applicable Loan Party has provided notice pursuant to Section 6.03(d) of its election to treat such lease as a Future Failed Accounting Lease and (b) that was the subject of a Sale/Leaseback Transaction or an Assumed Sale/Leaseback Transaction, received Future Failed Accounting treatment and does not, pursuant to the terms of such lease or any agreements or documents entered into in connection with such Sale/Leaseback Transaction or Assumed Sale/Leaseback Transaction, as the case may be, require any Loan Party (rather than permits or provides such Loan Party with the right) to repurchase fee ownership in such property, provided, that once the aggregate value of all such property disposed of in such manner (in the case of a Sale/Leaseback Transaction) or purchased (in the case of an Assumed Sale/Leaseback Transaction) equals $75,000,000, no leases in excess of such amount shall constitute a Future Failed Accounting Lease.

“Getty” means, with respect to the Project Monument, Gty-CPG (QNS/BX) Leasing, Inc., and, with respect to Project Oak, Gty MD Leasing, Inc.

“Project Monument” has the meaning set forth in the definition of “Capitol Acquisition”.

“Project Monument Unitary Lease” means that certain unitary lease assumed by the applicable Loan Parties on the Capitol Acquisition Closing Date between the applicable Loan Parties and Getty for certain sites acquired in the Capitol Acquisition and associated with Project Monument, as the same may be amended substantially in accordance with the letter agreement dated as of April 9, 2015 by and among the Capitol Sellers and the MLP and with such other changes as may be mutually agreed upon between the Capitol Sellers and the MLP.

“Project Oak” has the meaning set forth in the definition of “Capitol Acquisition”.

“Project Oak Unitary Lease” means that certain unitary lease assumed by the applicable Loan Parties on the Capitol Acquisition Closing Date between the applicable Loan Parties and Getty for certain sites acquired in the Capitol Acquisition and associated with Project Oak, as the same may be amended substantially in accordance with the letter agreement dated as of April 9, 2015 by and among the Capitol Sellers and the MLP and with such other changes as may be mutually agreed upon between the Capitol Sellers and the MLP.

“Sale/Leaseback Transaction” means a transaction pursuant to which a Loan Party sells or transfers any property owned by it in order then or thereafter to lease such property that such Loan Party intends to use for any Global Line of Business.

“Subsequent Unitary Lease” means a unitary lease entered into after the Third Amendment Effective Date which is in form and substance substantially similar to the Unitary Lease, the Project Oak Unitary Lease or the Project Monument Unitary Lease.

“Third Amendment Effective Date” means April 27, 2015.

§3.  Amendments to Article VI of the Credit Agreement.  Article VI of the Credit Agreement is hereby amended as follows:

(a)                                 Section 6.01(c) of the Credit Agreement is hereby amended by deleting Section 6.01(c) in its entirety and restating it as follows:

(c)                                  concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and 6.01(b), (i) a management prepared copy of such financial statements which excludes therefrom each Non-Wholly Owned JV as a Person to be combined with the other Loan Parties and setting forth a reconciliation of such statements to the financial statements delivered pursuant to Sections 6.01(a) and 6.01(b); and (ii) a management prepared reconciliation of the income statements delivered pursuant to Sections 6.01(a) and 6.01(b) showing the difference in the financial statements prepared in accordance with GAAP to the treatment of the Project Oak Unitary Lease, the Project Monument Unitary Lease and any Future Failed Accounting Lease under this Agreement as operating leases.

(b)                                 Section 6.03(d) of the Credit Agreement is hereby amended by deleting Section 6.03(d) in its entirety and restating it as follows:

(d)                                 (i) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary, including any determination by any Loan Party referred to in Section 2.09(b); and (ii) of a Loan Party’s election to treat a lease as a Future Failed Accounting Lease for purposes of this Agreement.

§4.  Amendments to Article VII of the Credit Agreement.  Article VII of the Credit Agreement is hereby amended as follows:

(a)                                 Section 7.01 of the Credit Agreement is hereby amended by deleting Section 7.01(j) in its entirety and restating it as follows:

(j)                                    Liens (x) on the Mortgaged Property as and to the extent permitted by the Mortgages applicable thereto; and (y) in favor of the Unitary Lease Lessor, Getty or the lessor on any Subsequent Unitary Leases, in each case on the underground storage tanks on the sites leased by the applicable Borrowers under the Unitary Lease, the Project Oak Unitary Lease, the Project Monument Unitary Lease or any Subsequent Unitary Lease, as the case may be, to secure such Borrower’s obligations under the Unitary Lease, the Project Oak Unitary Lease, the Project Monument Unitary Lease or any Subsequent Unitary Lease, as the case may be;

(b)                                 Section 7.07 of the Credit Agreement is hereby amended by (i) deleting the word “and” after the semicolon in Section 7.07(c); (ii) deleting the period at the end of Section 7.07(d) and substituting in place thereof a semicolon and the word “and”; and (iii) inserting the following new clause (e):

(e)                                  cash payments made by the MLP to any Original Investor (such payment being the “Original Investor Payment”) in consideration for the purchase by the MLP of units in the MLP held by such Original Investor so long as (i) the MLP has received, prior to the date of making such Restricted Payment, cash consideration of an amount which is not less than the Original Investor Payment from an unaffiliated Person from the sale by the MLP to such Person of units in the MLP in the exact number of units as is being repurchased from such Original Investor and (ii) the MLP has made such repurchase from such Original Investor, and made such Original Investor Payment, promptly after the sale of its units to such unaffiliated Person.

§5.  Conditions to Effectiveness. This Third Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the fully executed original counterparts of this Third Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders.

§6.                               Representations and Warranties; No Default.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Third Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.  Each of the Loan Parties hereby certifies to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

§7.                               Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Third Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Third Amendment shall constitute a Loan Document.

§8.                               No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.  In addition, nothing contained herein shall in any manner be deemed to be a consent by the Administrative Agent or any Lender to any Loan Party’s consummation of the Proposed Capitol Transaction.  The Loan Parties acknowledge and agree that any such consummation of such Proposed Capitol Transaction and any document or agreement related thereto, including without limitation, the Project Oak Unitary Lease and the Project Monument Unitary Lease, shall in all respects be subject to the terms, conditions and covenants contained in the Credit Agreement and the other Loan Documents.

§9.                               Counterparts.  This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

§10.                        Governing Law.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Gregory B. Hanson
Title: Treasurer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Gregory B. Hanson
Title: Treasurer

GLOBAL MONTELLO GROUP CORP.

By:	/s/Gregory B. Hanson
Title: Treasurer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Gregory B. Hanson
Title: Treasurer

GLEN HES CORP.

By:	/s/Gregory B. Hanson
Title: Treasurer

GLP FINANCE CORP.

By:	/s/Gregory B. Hanson
Title: Treasurer

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL ENERGY MARKETING II LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

CASCADE KELLY HOLDINGS LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL CNG LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

WARREN EQUITIES, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/Liliana Claar
Name:	Liliana Claar
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/Bryan Heller
Name:	Bryan Heller
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/Dan Bueno
Name:	Dan Bueno
Title:	Authorized Officer

RBS CITIZENS NA, as a Lender

By:	/s/Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/Jeffrey Kinney
Name:	Jeffrey Kinney
Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/Michiel V.M. van der Voort
Name:	Michiel V.M. van der Voort
Title:	Managing Director

BNP PARIBAS, as a Lender

By:	/s/Matthew L. Rosetti
Name:	Matthew L. Rosetti
Title:	Director

By:	/s/Keith Richards
Name:	Keith Richards
Title:	Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/Chan K. Park
Name:	Chan K. Park
Title:	Managing Director

By:	/s/Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Executive Director

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. NY BRANCH, as a Lender

By:	/s/Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

SANTANDER BANK, N.A., as a Lender

By:	/s/William Maag
Name:	William Maag
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/William Purdy
Name:	William Purdy
Title:	Vice President

By:	/s/Zali Win
Name:	Zali Win
Title:	Managing Director

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/David Pershad
Name:	David Pershad
Title:	Managing Director

By:	/s/Alisa Trani
Name:	Alisa Trani
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH, as a Lender

By:	/s/Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/Shai Bander
Name:	Shai Bander
Title:	Vice President

TD BANK, N.A., as a Lender

By:	/s/Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/Keven Smith
Name:	Keven Smith
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/Christopher Lee
Name:	Christopher Lee
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, formerly PEOPLE’S UNITED BANK, as a Lender

By:	/s/Justin I. Mills
Name:	Justin I. Mills
Title:	Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/Jared Shaner
Name:	Jared Shaner
Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Raymond C. Hoefling
Name:	Raymond C. Hoefling
Title:	Senior Vice President

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/Robert Dellatore
Name:	Robert Dellatore
Title:	Vice President

CADENCE BANK, N.A., as a Lender

By:	/s/Mike Ross
Name:	Mike Ross
Title:	Executive Vice President

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/Astrid Wilkie
Name:	Astrid Wilkie
Title:	Group Vice President

By:	/s/Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

BLUE HILLS BANK, as a Lender

By:	/s/Kelley Keefe
Name:	Kelley Keefe
Title:	Senior Vice President

CUSTOMERS BANK, as a Lender

By:	/s/James B. Daley
Name:	James B. Daley
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Third Amendment as of April 27, 2015, and agrees that each of (a) the Second Amended and Restated Guaranty dated as of December 16, 2013 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Bursaw Oil LLC; (b) the Guarantee dated as of September 8, 2014 (as amended and in effect from time to time, the “Canada Guaranty”) from Global Partners Energy Canada ULC; and (c) the Guaranty dated as of January 7, 2015 (as amended and in effect from time to time, the “Warren Guaranty”) from each of Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc. remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Canada Guaranty and the Warren Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/Edward J. Faneuil
Title: Executive Vice President

BURSAW OIL LLC
By: Alliance Energy LLC, its sole member
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Edward J. Faneuil
Title: Executive Vice President

GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/Edward J. Faneuil
Title: Executive Vice President

WAREX TERMINALS CORPORATION

By:	/s/Edward J. Faneuil
Title: Executive Vice President

DRAKE PETROLEUM COMPANY, INC.

By:	/s/Edward J. Faneuil
Title: Executive Vice President

PURITAN OIL COMPANY, INC.

By:	/s/Edward J. Faneuil
Title: Executive Vice President

MARYLAND OIL COMPANY, INC.

By:	/s/Edward J. Faneuil
Title: Executive Vice President